UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2007

iPCS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51844	36-4350876
(State or other jurisdiction of incorporation or organization)	Commission file number	(IRS Employer Identification Number)

1901 North Roselle Road, Schaumburg, Illinois	60195
(Address of Principal Executive Offices)	(Zip Code)

(847) 885-2833

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

iPCS, Inc. (the “Company”) and its wholly owned subsidiary, iPCS Wireless, Inc., have entered into amended and restated employment agreements with Timothy M. Yager, Stebbins B. Chandor, Jr., John J. Peterman, Craig A. Kinley and Edmund L. Quatmann, Jr. effective as of March 7, 2007 which document the base salary increases and target bonus percentages effective January 1, 2007 which were previously reported.  These agreements provide for an initial two year term with automatic one year renewals thereafter unless at least 90 days’ notice of nonrenewal is given from one party to the other.  In addition, in the event of a change in control, the term of the agreement will expire on the later of the first anniversary of the change in control or the last day of the otherwise applicable term.  The amendment also broadens the non-competition provisions, conditions severance benefits on the executive’s release of claims and makes certain changes to conform to Section 409A of the Internal Revenue Code of 1986 (relating to nonqualified deferred compensation).  Each of the Amended and Restated Employment Agreements are attached hereto and incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.
Exhibit 99.1	Amended and Restated Employment Agreement, dated as of March 7, 2007, by and between Timothy M. Yager and iPCS Wireless, Inc.

Exhibit 99.2	Amended and Restated Employment Agreement, dated as of March 7, 2007, by and between Stebbins B. Chandor, Jr. and iPCS Wireless, Inc.

Exhibit 99.3	Amended and Restated Employment Agreement, dated as of March 7, 2007, by and between John J. Peterman and iPCS Wireless, Inc.

Exhibit 99.4	Amended and Restated Employment Agreement, dated as of March 7, 2007, by and between Craig A. Kinley and iPCS Wireless, Inc.

Exhibit 99.5	Amended and Restated Employment Agreement, dated as of March 7, 2007, by and between Edmund L. Quatmann, Jr. and iPCS Wireless, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iPCS, Inc.

Date: March 13, 2007	By:	/s/ STEBBINS B. CHANDOR, JR.
Stebbins B. Chandor, Jr.
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.
Exhibit 99.1	Amended and Restated Employment Agreement, dated as of March 7, 2007, by and between Timothy M. Yager and iPCS Wireless, Inc.

Exhibit 99.2	Amended and Restated Employment Agreement, dated as of March 7, 2007, by and between Stebbins B. Chandor, Jr. and iPCS Wireless, Inc.

Exhibit 99.3	Amended and Restated Employment Agreement, dated as of March 7, 2007, by and between John J. Peterman and iPCS Wireless, Inc.

Exhibit 99.4	Amended and Restated Employment Agreement, dated as of March 7, 2007, by and between Craig A. Kinley and iPCS Wireless, Inc.

Exhibit 99.5	Amended and Restated Employment Agreement, dated as of March 7, 2007, by and between Edmund L. Quatmann, Jr. and iPCS Wireless, Inc.